UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2011
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or other jurisdiction of incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900	77002
Houston, TX,	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On May 5, 2011, PROS Holdings, Inc. (“the Company”) issued a press release announcing financial results for its first quarter ended March 31, 2011. A copy of the press release, dated as of May 5, 2011, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release contains forward looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     The information in this Current Report, including the exhibit attached hereto, shall not be deemed “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
99.1	Press release dated May 5, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011	PROS HOLDINGS, INC.
/s/ Charles H. Murphy
Charles H. Murphy
Chief Financial Officer and Executive Vice President